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                                                                   Exhibit 10.81

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR (1) REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS FURNISHED TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                                   B TERM NOTE


$5,000,000                                                     November 14, 1996


         FOR VALUE RECEIVED, NEXTHEALTH, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of AP LOM LLC (the "Lender"), in lawful money of the United States of America in immediately available funds, at Lender's office located at 1301 Avenue of the Americas, 38th Floor, New York, New York 10019, or at such other office as may be designated, from time to time, by the holder hereof in writing, on the Maturity Date the principal sum of FIVE MILLION DOLLARS ($5,000,000), or, if less, the unpaid principal amount of the B Term Loans made by the Lender pursuant to the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

         The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.4 of the Credit Agreement.

         This Note is the B Term Note referred to in the Credit Agreement, dated as of November 14, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), between the Borrower and the Lender and is entitled to the benefits thereof and of the other Loan Documents. This Note is secured by the Mortgage, the Security Agreement and the Pledge Agreement and is entitled to the benefits of the Guaranty. This Note is subject to voluntary prepayment and mandatory repayment, in whole or in part, prior to the Maturity Date as provided in the Credit Agreement.

         Lender shall, and is hereby authorized by Borrower to, endorse on the Schedule annexed to this Note, or otherwise record in Lender's internal records, an appropriate notation evidencing the date and amount of all principal disbursed by the Lender hereunder, as well as the date and amount of each repayment and prepayment hereunder; provided, however, that the failure of Lender to make such a notation or any error in such notation shall not affect the obligation of the Borrower under this Note. The Lender shall provide to the Borrower on request from time to time copies of the Schedule annexed to this Note showing all endorsements thereto at the time of each such request.


         In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.


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         The Borrower hereby waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of protest and diligence in collection, and assents to the terms hereof and to any extension or postponement of the time for payment or any other indulgence in connection with this Note. The Borrower consents that the property securing this Note, or any part of such security, may be released, exchanged, added to or substituted for by the Lender, without in any way modifying, altering, releasing, affecting or limiting its liability hereunder or the liens of the Mortgage, Security Agreement and Pledge Agreement, and further agrees that the Lender shall not be required to first institute any suit, or to exhaust any of its remedies against the Borrower or any other person or party liable or to become liable hereunder, in order to enforce payment of this Note.

         This Note shall be construed in accordance with and governed by the laws of the State of New York.



                                       NEXTHEALTH, INC.

(Seal)
                                       By: /s/ William T O'Donnell, Jr
                                          -----------------------------
                                       Name: William T O'Donnell, Jr
                                       Title: President


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